RiverPark Floating Rate CMBS Fund
(formerly known as RiverPark Commercial Real Estate Fund)

Supplement dated March 1, 2017 to the Summary Prospectus and Prospectus dated September 9, 2016 (the “Prospectuses”) and to the Statement of Additional Information dated September 9, 2016 (the “SAI” and together with the Prospectuses, the “Disclosure Documents”).

This supplement provides new and additional information beyond that contained in the Disclosure Documents and should be read in conjunction with the Disclosure Documents.

Effective as of March 10, 2017, the name of the RiverPark Commercial Real Estate Fund (the “Fund”) is changed to the “RiverPark Floating Rate CMBS Fund.” All references to “RiverPark Commercial Real Estate Fund” in the Disclosure Documents are hereby deleted and replaced with “RiverPark Floating Rate CMBS Fund.”

Consistent with its existing policies and investment strategy, the Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in floating rate commercial mortgage backed securities (“CMBS”). The Fund will provide shareholders with at least 60 days prior notice of any change in this policy.

For the avoidance of doubt, CMBS includes commercial mortgage backed securities, bank loans secured by commercial real estate assets, certificated commercial real estate mezzanine loans, and commercial real estate collateralized debt and loan obligations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.